SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): January 29, 2003

BRADLEY PHARMACEUTICALS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18881 (Commission File Number)	22-2581418 (IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey (Address of principal executive office)	07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

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Item 5. Other Events

On January 29, 2003, Bradley Pharmaceuticals, Inc. filed a complaint against Dermik Laboratories, Inc. and its parent, Aventis Pharmaceuticals Inc. in the United States District Court for the District of New Jersey. A copy of the related press release is attached hereto.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1- Press Release by Bradley Pharmaceuticals, Inc. dated January 29, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ Daniel Glassman
Daniel Glassman Chairman, President and CEO

Dated: January 29, 2003

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